UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2007

IHOP CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

450 North Brand,	91203
Glendale, California	(Zip Code)
(Address of principal executive offices)

(818) 240-6055

Registrant’s telephone number, including area code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

On January 8, 2007, IHOP Corp. (the “Company”) received notice from NYSE Regulation, Inc. (“NYSE”) that it was deficient in meeting the requirements of the following section of the New York Stock Exchange Listed Company Manual:

303A.12(a) Failed to make disclosure regarding NYSE CEO certification in annual report to shareholders.

The Company is filing this Form 8-K in order to cure this disclosure deficiency.

The Chief Executive Officer’s annual certification regarding the NYSE’s corporate governance listing standards was submitted to the NYSE on June 7, 2005.  The Company failed to include this disclosure in the Company’s 2006 annual report to shareholders, as required by Section 303A.12(a). The Company will include the disclosure required by Section 303A.12(a) in its 2007 annual report to shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP Corp. (Registrant)

Date: January 10, 2007	/s/ MARK D. WEISBERGER
Vice President, Legal and Secretary